SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

     CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 26, 2006

ULTRA CLEAN HOLDINGS, INC.
(Exact Name of Registrant
as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-50646	61-1430858
(Commission File Number)	(IRS Employer Identification No.)

150 INDEPENDENCE DRIVE,
MENLO PARK, CA	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 323-4100

N/A
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On October 26, 2006, Clarence Granger was appointed Chairman of the Board of Directors of Ultra Clean Holdings, Inc. Mr. Granger retains his position as Chief Executive Officer of Ultra Clean.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	October 26, 2006	By:	/s/ Jack Sexton

			Name:	Jack Sexton
			Title:	Vice President and Chief Financial Officer